EQUIPMENT	12 Months Ended
Dec. 31, 2025
Notes and other explanatory information [abstract]
EQUIPMENT

6.	EQUIPMENT

	Equipment	Furniture	Total
	$	$	$
Cost
Balance, December 31, 2023	2,320,275	-	2,320,275
Additions	181,094	-	181,094
Impairment	(772,174)	-	(772,174)
Assets written off	(162,686)	-	(162,686)
Balance, December 31, 2024	1,566,509	-	1,566,509
Additions	73,684	14,813	88,497
Impairment	(422,950)	-	(422,950)
Balance, December 31, 2025	1,217,243	14,813	1,232,056

Accumulated Amortization
Balance, December 31, 2023	602,280	-	602,280
Amortization	438,441	-	438,441
Assets written off	(130,653)	-	(130,653)
Balance, December 31, 2024	910,068	-	910,068
Amortization	122,233	2,966	125,199
Balance, December 31, 2025	1,032,301	2,966	1,035,267

Carrying value
As at December 31, 2025	184,942	11,847	196,789
As at December 31, 2024	656,441	-	656,441

Equipment is comprised primarily of system analyzers and system hardware leased to earn revenues. Amortization of equipment included in cost of sales was $137,648 during the year ended December 31, 2025 (2024 - $435,304). Amortization of equipment included in operating expenses was $1,967 during the year ended December 31, 2025 (2024 - $3,137). The Company discontinued the use of certain equipment and recognized a loss on disposition of $Nil during the year ended December 31, 2025 (2024 - $32,033).

Avricore Health Inc.

Notes to the Consolidated Financial Statements

For the years ended December 31, 2025, 2024 and 2023

(Expressed in Canadian Dollars)

6.	EQUIPMENT (continued)

During the year ending December 31, 2025, the agreement with the Company’s major customer was not renewed and expired on March 31, 2025. The loss of this major customer significantly impacted the Company’s revenue and financial position. As a consequence, the Company performed an impairment test. The Company recognized and determined the recoverable amount to be $184,942 using the fair value less cost of disposal method. The Company recognized an impairment of $422,950 related to system analyzers and system hardware during the year ended December 31, 2025 (2024 - $772,174). The Company has impaired 100% of the equipment expected to be idle.

If impairment loss subsequently reverses, the carrying amount of the cash generating unit will be increased to the revised estimate of its recoverable amount, to the extent that the increased carrying amount does not exceed the carrying amount that would have been determined had no impairment loss been recognized for the cash generating unit in prior years. A reversal of an impairment loss will be recognized as income immediately.